                      W.P. STEWART & CO. GROWTH FUND, INC.




                               SEMI-ANNUAL REPORT
                                   (UNAUDITED)
                                  JUNE 30, 2002

W. P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2002


MANAGEMENT COMMENTS

During the first half of 2002, your Fund's net asset value per share fell from $180.73 on December 31, 2001 to $165.73 on June 30, 2002, a decline of 8.3%
versus -13.2% for the S&P 500 Index over the same period.

It's human nature to extrapolate from recent experiences. Although it doesn't feel like it, the market's recent behavior is atypical. For instance, over the past 60 quarters (15 years), the S&P 500 has suffered a decline of 10% or greater only 5 times. The recently ended June-quarter was the fifth. Against this backdrop, it was extremely difficult to generate a positive absolute return, however, your Fund's portfolio did fare better than the market. This begs the question, "what happened?" In brief, a loss of confidence in Corporate America and the quality of its earnings impacted the financial markets.

Importantly, the companies in your Fund's portfolio are meeting our earnings expectations, have strong balance sheets, generate both tangible organic growth, and significant free cash flow. However, when fear grips the investing community, indiscriminant selling occurs. While we share your disappointment and frustration, on the basis of our valuation, we think that we should be nearing a bottom. To quote one of my colleagues, "...high-quality growth shares are on sale."

Our investment methodology has prevented us from making many of the investment mistakes that have surfaced post-1999. In brief, a preponderance of today's scandals is tied to companies with complicated structures, many of whom grew through acquisition. As you know, over our 27-year history, it has been our policy to invest in companies with superior organic or internal growth serving expanding end-markets. Moreover, our intense focus on research has placed independent fieldwork, management assessment and scrutiny of accounting policies as top priorities. We do make mistakes but this effort has mitigated them. While we accept that we will differ with our portfolio companies' management on some issues, we simply will not invest our shareholders' money unless we are comfortable with the companies' business practices. It is not an accident that Enron, Global Crossing, Tyco and WorldCom were never investment candidates for your Fund's portfolio.

LONG-TERM VIEW

Despite the negative tone of the financial press regarding the stock markets, there are four reasons to be optimistic about your Fund's holdings. First, you own high-quality companies. Second, despite an extremely challenging environment, the earnings underlying your Fund's portfolio are on track with our expectations at the start of the year. Third, valuations are compelling for the shares we own. Interest rates are down across the board, with the 10-year Treasury at 4.79% vs. 5.05% at the start of the year. Pricing flexibility is extremely limited and the world has excess capacity, limiting inflation and driving down interest rates. Traditionally, declining interest rates raise P/E multiples. Finally, on a macro level, we should not lose sight of the fact that compared with the uncertainty we faced post 9/11, the current state of affairs is definitely better. The economy is recovering and we've made progress on dealing with terrorism.

Webster's Dictionary defines patience as being "steadfast, despite opposition, difficulty, or adversity". In this challenging environment, we strongly believe your patience will be rewarded.

We look forward to reporting to you again in January.

New York, N.Y.
July 17, 2002
Peter H. Jennsion
President

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

      NAME OF ISSUER                                                              FAIR
    AND TITLE OF ISSUE                                            SHARES         VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS--97.7%

BANKS--1.0%
     Northern Trust Corporation                                      10,254  $    451,791
                                                                             ------------
COMPUTERS & BUSINESS EQUIPMENT--3.0%
     Dell Computer Corporation (a)                                   66,300     1,733,082
                                                                             ------------
DATA PROCESSING SERVICES--13.0%
     Automatic Data Processing, Inc. .                               68,988     3,004,427
     First Data Corporation                                         119,000     4,426,800
                                                                             ------------
                                                                                7,431,227
                                                                             ------------
DISTRIBUTION SERVICES--5.1%
     Sysco Corporation                                              107,500     2,926,150
                                                                             ------------
DRUGS & HEALTH CARE--15.8%
     Eli Lilly & Company                                             13,850       781,140
     Johnson & Johnson                                               76,900     4,018,794
     Merck & Company, Inc. .                                         62,235     3,151,580
     Pfizer, Inc.                                                    31,274     1,094,590
                                                                             ------------
                                                                                9,046,104
                                                                             ------------
DRUG STORES--3.5%
     Walgreen Company                                                51,150     1,975,924
                                                                             ------------
ELECTRONICS--4.8%
     General Electric Company                                        94,457     2,743,976
                                                                             ------------
FINANCE & BANKING--5.3%
     State Street Corporation                                        68,231     3,049,926
                                                                             ------------
FOOD & BEVERAGES--16.3%
     Anheuser-Busch Companies, Inc.                                  36,705     1,835,250
     Coca Cola Company                                               67,920     3,803,520
     Kellogg Company                                                 33,490     1,200,951
     W.M. Wrigley Jr. Company                                        45,450     2,515,658
                                                                             ------------
                                                                                9,355,379
                                                                             ------------
HOTELS AND RESTAURANTS--1.4%
     Marriott International, Inc.                                    21,800       829,490
                                                                             ------------

MEDICAL INSTRUMENTS AND SUPPLIES --4.9%
     Medtronic, Inc.                                                 35,010     1,500,178
     Stryker Corporation                                             24,725     1,323,035
                                                                             ------------
                                                                                2,823,213
                                                                             ------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED))

      NAME OF ISSUER                                                              FAIR
    AND TITLE OF ISSUE                                            SHARES         VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)

MULTIMEDIA--8.5%
     The New York Times Company                                      50,610  $  2,606,415
     The Walt Disney Company                                         90,250     1,705,725
     Viacom, Inc., Class B (a)                                       12,675       562,390
                                                                             ------------
                                                                                4,874,530
                                                                             ------------
RETAIL--9.9%
     Home Depot                                                      99,945     3,670,980
     Starbucks Corporation (a)                                       62,575     1,554,989
     Wal Mart Stores, Inc.                                            8,500       467,585
                                                                             ------------
                                                                                5,693,554
                                                                             ------------
SOFTWARE--5.2%
     Microsoft Corporation (a)                                       54,618     2,987,605
                                                                             ------------

TOTAL COMMON STOCKS--(Cost $55,976,081)                                        55,921,951
                                                                             ------------
                                                                 PRINCIPAL
SHORT TERM INVESTMENTS--3.0%                                       AMOUNT
REPURCHASE AGREEMENTS--3.0%                                    ------------
   Agreement with State Street Bank and Trust Company,
   0.5% dated 06/28/2002 to be repurchased at $1,735,072
   on 07/01/2002, collateralized by $1,455,000 U.S. Treasury
   Bond, 7.250% maturing 08/15/2022 (value $1,772,934)         $  1,735,000     1,735,000
                                                                             ------------
TOTAL SHORT TERM INVESTMENTS--(Cost $1,735,000)                                 1,735,000
                                                                             ------------

TOTAL INVESTMENTS--(Cost $57,711,081)--100.7%                                  57,656,951
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.7) %                                   (385,786)
                                                                             ------------
NET ASSETS--100.0%                                                           $ 57,271,165
                                                                             ============




(a)  No dividends paid on security.



The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments in securities, at fair value (cost $ 55,976,081)  $ 55,921,951
Repurchase agreements, at fair value (cost $ 1,735,000)          1,735,000
Cash                                                                   588
Dividends and interest receivable                                   81,091
Other assets                                                        26,820
                                                              ------------
     Total Assets                                               57,765,450
                                                              ------------
LIABILITIES:
Payable for investments purchased                                  205,800
Advisory fee payable                                               229,672
Other accrued expenses                                              58,813
                                                              ------------
     Total Liabilities                                             494,285
                                                              ------------
NET ASSETS                                                    $ 57,271,165
                                                              ============
NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 345,562 shares issued and outstanding)       $        346
Capital paid in excess of par                                   55,529,138
Undistributed net investment loss                                 (296,848)
Accumulated realized gain on investments - net                   2,092,659
Unrealized depreciation on investments - net                       (54,130)
                                                              ------------
NET ASSETS                                                    $ 57,271,165
                                                              ============

Net asset value per share                                     $     165.73
                                                              ============

Redemption price per share                                    $     164.90
                                                              ============




The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:
Dividends                                                            $   285,935
Interest                                                                   7,376
                                                                     -----------
     Total investment income                                             293,311
                                                                     -----------
EXPENSES:
Investment advisory fees                                                 460,915
Administrative fees                                                       32,947
Custodian fees                                                            25,739
Registration fees                                                         25,685
Transfer agent fees                                                       19,088
Printing fees                                                             11,119
Directors fees                                                             8,750
Miscellaneous fees                                                         4,749
Insurance fees                                                             1,167
                                                                     -----------
     Total expenses                                                      590,159
                                                                     -----------

Net investment loss                                                     (296,848)
                                                                     -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments                                       1,960,658
Net change in unrealized appreciation/(depreciation) on investments   (6,895,561)
                                                                     -----------
Net realized and unrealized (loss) on investments                     (4,934,903)
                                                                     -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(5,231,751)
                                                                     ===========




The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE
                                                       SIX MONTHS ENDED        FOR THE YEAR
                                                         JUNE 30, 2002            ENDED
                                                          (UNAUDITED)       DECEMBER 31, 2001
                                                      ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss                                   $         (296,848)  $         (702,342)
Net realized gain on investments                               1,960,658            1,875,418
Net change in unrealized appreciation/(depreciation)
  on investments                                              (6,895,561)         (10,454,646)
                                                      ------------------   ------------------
     Net (decrease) in net assets
       from operations                                        (5,231,751)          (9,281,570)
                                                      ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                      --              (20,047)
                                                      ------------------   ------------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                      3,712,265            5,876,618
Shares issued to shareholders
     in reinvestment of distributions                                 --               19,259
Cost of redemptions                                           (2,429,389)          (5,222,366)
                                                      ------------------   ------------------
     Net increase in net assets from Fund
       share transactions                                      1,282,876              673,511
                                                      ------------------   ------------------
Net (decrease) in net assets                                  (3,948,875)          (8,628,106)

NET ASSETS:
Beginning of period                                           61,220,040           69,848,146
                                                      ------------------   ------------------
End of period                                         $       57,271,165   $       61,220,040
                                                      ==================   ==================




The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                  FOR THE
                                                 SIX MONTHS              FOR THE             FOR THE
                                                    ENDED                 YEAR                YEAR
                                                JUNE 30, 2002             ENDED               ENDED
                                                 (UNAUDITED)        DECEMBER 31, 2001   DECEMBER 31, 2000
                                                ------------           ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $     180.73           $     207.95        $     218.96
                                                ------------           ------------        ------------
    Net investment loss                                (0.86)                 (2.07)              (2.74)
    Net realized and unrealized (loss)/gain on
        investments                                   (14.14)                (25.09)              (1.82)
                                                ------------           ------------        ------------
Net (decrease)/increase from investment
        operations                                    (15.00)                (27.16)              (4.56)
Distributions to shareholders from net
    realized gains on investments                         --                  (0.06)              (6.45)
                                                ------------           ------------        ------------

Net asset value, end of period                  $     165.73           $     180.73        $     207.95
                                                ============           ============        ============

TOTAL INVESTMENT RETURN (a)                            (8.30)%               (13.06)%             (2.24)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                 1.92%(b)               1.94%               1.83%
Ratio of net investment loss to
    average net assets                                 (0.97)%(b)             (1.11)%             (1.23)%
Portfolio turnover                                        20%                    69%                 43%
Net assets, end of period (in thousands)        $     57,271           $     61,220        $     69,848


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

The chart above reflects the unaudited operating performance for the six months ended June 30, 2002 and the audited operating performance for the years ended December 31, 2001 and 2000, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.




The accompanying notes are an integral part of these financial statements.

                                                       FOR THE               FOR THE              FOR THE
                                                         YEAR                  YEAR                 YEAR
                                                        ENDED                 ENDED                 ENDED
                                                  DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1997
                                                 ------------------    ------------------    ------------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $           213.59    $           168.71    $           152.65
                                                 ------------------    ------------------    ------------------
    Net investment loss                                       (2.03)                (2.21)                (1.87)
    Net realized and unrealized gain on
        investments                                           20.40                 57.80                 38.53
                                                 ------------------    ------------------    ------------------
Net increase from investment operations                       18.37                 55.59                 36.66
Distributions to shareholders from net
    realized gains on investments                            (13.00)               (10.71)               (20.60)
                                                 ------------------    ------------------    ------------------

Net asset value, end of period                   $           218.96    $           213.59    $           168.71
                                                 ==================    ==================    ==================

TOTAL INVESTMENT RETURN (a)                                    8.76%                33.30%                24.69%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                        1.90%                 1.94%                 2.13%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and Administrator
    to average net assets                                        --                    --                  0.02%
Ratio of net investment loss to
    average net assets                                        (1.10)%               (1.26)%               (1.35)%
Portfolio turnover                                               32%                   34%                   79%
Net assets, end of period (in thousands)         $           75,311    $           50,650    $           36,201


(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.




The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2002 (UNAUDITED)


1. ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the six months ended June 30, 2002, the Fund did not make any distributions to shareholders.

3. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $108,958 for the six months ended June 30, 2002.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2002, the Adviser's affiliate earned $45,431 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves (other than those attended by telephone conference call). For the six months ended June 30, 2002, the Fund has paid a total of $8,750 to the Independent Directors for their services.

4. ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5. INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $13,960,267 and $11,973,895, respectively. As of June 30, 2002, unrealized appreciation and depreciation for Federal income tax purposes was $5,529,830 and $5,583,960, respectively. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $55,976,081.

6. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2002 and the year ended December 31, 2001, transactions in shares were as follows:

                   SIX MONTHS ENDED               YEAR ENDED
                    JUNE 30, 2002              DECEMBER 31, 2001
                 SHARES        AMOUNT        SHARES        AMOUNT
              -----------   -----------   -----------   -----------
Sold               20,467   $ 3,712,265        31,082   $ 5,876,618

Reinvested              0             0           113        19,259

Redeemed          (13,645)   (2,429,389)      (28,337)   (5,222,366)
              -----------   -----------   -----------   -----------

Net increase        6,822   $ 1,282,876         2,858   $   673,511
              ===========   ===========   ===========   ===========

7. BENEFICIAL INTEREST

At June 30, 2002, one shareholder owned more than 5% of the Fund's outstanding shares.

DIRECTORS AND OFFICERS

Peter H. Jennison          President
John C. Russell            Vice President and Director
Marilyn G. Breslow         Director
June Eichbaum              Director
Thomas R. LeViness         Director
David J. Winkler           Director
Susan G. Leber             Treasurer and Principal Financial Officer
Lisa D. Levey              Secretary
Alison A. Proshan          Assistant Secretary


INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585


ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY 10020


LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069


THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.